UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: September 15, 2003

Science Applications International Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-12771	95-3630868
(Commission File Number)	(I.R.S. Employer Identification No.)

10260 Campus Point Drive, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

(858) 826-6000

(Registrant’s Telephone Number, Including Area Code)

FORM 8-K

Item 7. Financial Statements and Exhibits.

Exhibit 99.1	News release dated September 15, 2003.

Item 9. Regulation FD Disclosure.

The following information is being furnished pursuant to Item 12, Results of Operations and Financial Condition.

In a news release dated September 15, 2003, SAIC reported revenues and net income for the quarter ended July 31, 2003. The news release is attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)	SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

Date: September 15, 2003	By:	/s/ DOUGLAS E. SCOTT
	Its:	Douglas E. Scott Senior Vice President, General Counsel and Secretary